Exhibit 31.1
CERTIFICATION

I, Gary Poe, certify that:

1.   I  have  reviewed  this  annual  report on Form 10-K of T.H. LEHMAN & CO., INCORPORATED;

2.   Based  on  my  knowledge,  this  annual  report  does not contain any untrue statement  of a material fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances under which such statements were  made,  not misleading  with  respect to the period covered by this annual report;

3.   Based  on  my  knowledge,  the  financial  statements,  and  other financial information  included  in  this  annual  report, fairly present in all material respects  the  financial  condition, results of operations and cash flows of the registrant  as  of, and  for,  the  periods  presented  in  this annual report;

4.   The  registrant's  other  certifying  officers  and  I  are  responsible for establishing  and  maintaining disclosure controls and procedures (as defined in Exchange  Act  Rules  13a-14  and  15d-14)  for  the  registrant  and  we  have:

a)
designed  such  disclosure controls and procedures to ensure that material  information  relating  to the registrant, including its consolidated  subsidiaries,  is made known to us by others within those  entities,  particularly during the  period in which this annual  report  is  being  prepared;

b)	evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)	presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   The registrant's other certifying officers and I have disclosed, based on our most  recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

c)
all significant deficiencies in the design or  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

d)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.   The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard  to significant deficiencies and material weaknesses.

Date: June 25, 2008

By:	/s/ Gary Poe
Gary Poe
Principal Financial Officer
and Secretary